Pursuant to Rule 497(e)
Registration No. 033-8021

SUNAMERICA EQUITY FUNDS

SunAmerica International Equity Fund

SunAmerica International Small-Cap Fund

Supplement dated February 2, 2010,

to the Prospectus dated January 28, 2010

On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of AIG Global Investments, including its interest in AIG Global Investment Corp. (“AIGGIC”), to Bridge Partners, L.P. (“Bridge Partners”), a partnership formed by Pacific Century Group, an Asian-based private investment group (the “Transaction”). In preparation for the closing of the Transaction, AIG merged AIGGIC with and into PineBridge Investments LLC (“PineBridge”). PineBridge, formerly AIGGIC, is the current subadviser to the SunAmerica International Equity Fund (“International Equity Fund”) and SunAmerica International Small-Cap Fund (“International Small-Cap Fund”) (each of the International Equity Fund and International Small-Cap Fund shall be referred to herein individually as a “Fund” and collectively as the “Funds”). The Transaction is expected to close in the first quarter of 2010, and is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions to closing. Upon the closing of the Transaction, the existing subadvisory agreement between SunAmerica Asset Management Corp. (“SunAmerica”) and PineBridge with respect to the Funds (the “Current Subadvisory Agreement”) will terminate.

In advance of the termination of the Current Subadvisory Agreement, the Board of Trustees (the “Board”) of SunAmerica Equity Funds, at a meeting held on November 9, 2009, appointed PineBridge, as the successor to AIGGIC, to serve as subadviser to the Funds, pursuant to a new subadvisory agreement between SunAmerica and PineBridge (the “New Subadvisory Agreement”) with respect to each Fund, subject to approval by each Fund’s shareholders.

The Board also approved an interim subadvisory agreement between SunAmerica and PineBridge (the “Interim Subadvisory Agreement”) with respect to each Fund, that will go into effect upon the closing of the Transaction, and will remain in effect for 150 days from its effective date or until the New Subadvisory Agreement is approved by such Fund’s shareholders, whichever is earlier. Pursuant to both the New Subadvisory Agreement and the Interim Subadvisory Agreement, SunAmerica will pay PineBridge a subadvisory fee equal to the subadvisory fee that is currently paid to PineBridge under the Current Subadvisory Agreement.

At this same meeting, the Board also recommended that a special meeting of shareholders be convened so that shareholders of the International Equity Fund can vote on a proposal to approve the operation of the Fund in a manner consistent with the Fund’s exemptive order from the Securities and Exchange Commission that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board but without obtaining shareholder approval, subject to certain conditions (the “Manager of Managers Proposal”).

On February 16, 2010, each Fund expects to convene a special meeting of shareholders with respect to the proposal to approve the New Subadvisory Agreement and, with respect to the International Equity Fund, the Manager of Managers Proposal. Shareholders of record as of December 14, 2009 have received proxy materials describing the New Subadvisory Agreement and the Manager of Managers Proposal in greater detail.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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